UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
     Date of report (Date of earliest event reported): May 11, 2009 (May 11, 2009)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3310 West End Avenue, Suite 700, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)
(615) 269-8175

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition
          On May 11, 2009, Healthcare Realty Trust Incorporated (the “Company”) issued a press release announcing its earnings for the first quarter ended March 31, 2009. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
          On May 11, 2009, the Company issued a press release announcing its dividend for the first quarter ended March 31, 2009. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Item 7.01       Regulation FD Disclosure
          The Company is furnishing its Supplemental Information for the three months ended March 31, 2009, which is also contained on its website (www.healthcarerealty.com). See Exhibit 99.3 to this Current Report on Form 8-K.
Item 9.01       Financial Statements and Exhibits
99.1	First quarter earnings press release, dated May 11, 2009.

99.2	First quarter dividend press release, dated May 11, 2009.

99.3	Supplemental Information for the three months ended March 31, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By	/s/ Scott W. Holmes
Scott W. Holmes
Executive Vice President and Chief Financial Officer

Date: May 11, 2009